EXHIBIT 10.2
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     THIS ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST ("Assignment")
is made effective as of April __, 1998, by and between CARLYLE REAL ESTATE LIMITED PARTNERSHIP-VII, an Illinois limited partnership ("Assignor") and HAHN CAPTIAL CORPORATION, a California corporation ("Assignee") with reference to the following matters:

     A.    PARTNERSHIP.  Assignor and TrizecHahn Centers Inc., a
California corporation ("TrizecHahn"), an affiliate of Assignee, are general partners in Oakridge Associates, a California general partnership (the "Partnership").

     B. PURCHASE AGREEMENT. Assignor and TrizecHahn entered into that certain Oakridge Agreement for Purchase and Sale of Partnership Interest (the "Purchase Agreement") on April 3, 1998 (the "Effective Date"), regarding the purchase and sale of all of Assignor's interest in the Partnership, including, without limitation, all of its interest in capital, profits, liquidation proceeds, distributions and all other rights and interests under the Partnership Agreement or relating to the Partnership (collectively, the "Partnership Interest"). TrizecHahn has assigned its interest in the Purchase Agreement to Assignee.

     C. PURPOSE. Pursuant to the Purchase Agreement, Assignor desires to assign its Partnership Interest to Assignee, and Assignee desires to accept such assignment and assume all obligations and responsibilities of Assignor with respect to its Partnership Interest, as hereinafter provided.

           NOW, THEREFORE, the parties agree as follows:

           1. ASSIGNMENT. Assignor hereby assigns, conveys, transfers and delivers all of the Partnership Interest to Assignee.

           2.    ACCEPTANCE OF ASSIGNMENT AND ASSUMPTION.

                 2.1 Assignee hereby accepts the foregoing assignment of the Partnership Interest, and assumes all liabilities associated with the Partnership Interest arising after the date of this Assignment (excepting only such matters, if any, as may be expressly provided in the Purchase Agreement).

                 2.2 Assignee acknowledges having read and understood the Partnership's Articles of Partnership made and entered into as of October 15, 1977 (the "Partnership Agreement"), and hereby agrees to be bound by each and every term thereof.

           3.    GENERAL PROVISIONS.

                 3.1 NECESSARY ACTS. Each party agrees to perform any further acts, and to execute and deliver any further documents, that may be reasonably necessary or appropriate to carry out this Assignment.

                 3.2  AMENDMENT.  Any oral representations or
modifications concerning this Assignment shall be of no force or effect. This Assignment may be amended only in a writing, signed by the party to be charged.

                 3.3 CAPTIONS. Paragraph headings or captions are inserted as a matter of convenience and reference, and in no way define, limit, extend or describe the scope of this Assignment or any provision hereof.
                 3.4 GOVERNING LAW. This Assignment shall be governed by the laws of the State of California.

                 3.5 COUNTERPARTS AND FACSIMILES. This Assignment may be executed in multiple copies, each of which will be deemed an original, but all of which will constitute one Assignment after each party has signed


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such a counterpart.  An executed counterpart may be delivered by transmission of a facsimile copy, promptly followed by delivery of the original in accordance with this Agreement, and in such a case, delivery shall be deemed effective upon transmission of the facsimile copy.

                 3.6 SUCCESSORS AND ASSIGNS. This instrument shall bind and inure to the benefit of the respective heirs, personal representatives, grantees, successors and assigns of the parties hereto.

                 3.7 INCORPORATION BY REFERENCE. The covenants, agreements and limitations (including, but not limited to, the limitations of liability provided in Section 12.20 of the Purchase Agreement) provided in the Purchase Agreement with respect to the Partnership Interest are incorporated herein by this reference as if set out in full herein.

           IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed effective as of the date and year first above written.

           ASSIGNOR:        CARLYLE REAL ESTATE LIMITED PARTNERSHIP-VII,
                            an Illinois limited partnership

                            By:   JMB Realty Corporation,
                                  a Delaware corporation,
                                  General Partner

                                  By:
                                       Name:  ________________________
                                       Title:  _______________________

                                  By:
                                       Name:  ________________________
                                       Title:  _______________________

           ASSIGNEE:        HAHN CAPITAL CORPORATION,
                            a California corporation

                                  By:
                                       Name:  ________________________
                                       Title:  _______________________

                                  By:
                                       Name:  ________________________
                                       Title:  _______________________


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                      JMB AUTHORIZING RESOLUTION

           The undersigned, ____________________________________________,
Secretary to JMB REALTY CORPORATION, a Delaware corporation (the
"Corporation"), hereby certifies as follows:

           1. The undersigned is the duly elected, qualified and acting Secretary of the Corporation, and as such has custody and control of the records and seal of the Corporation.

           2. The undersigned has full power and authority to execute and deliver this Certificate.

           3. The Corporation is the sole General Partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP-VII, an Illinois limited partnership ("Carlyle"). Carlyle is a general partner in OAKRIDGE ASSOCIATES, a California general partnership (the "Partnership").

           4. The following Resolutions are a true, complete and correct copy of the Resolutions duly authorized and adopted by the Board of Directors of the Corporation on or before the date hereof, are now in full force and effect and have not been amended or revoked:

                 RESOLVED, that the Corporation hereby approves of the sale by Carlyle of all its partnership interests in the Partnership , to TRIZECHAHN CENTERS, INC., a California corporation ("Buyer") or its affiliate, for the price and on the other terms and conditions substantially as set forth in that certain Oakridge Agreement for Purchase and Sale of Partnership Interest (the "Purchase Agreement") on April 3, 1998 (the "Effective Date"), by and between Carlyle and Buyer. The consummation of all transactions contemplated in the Purchase Agreement, and the execution and delivery of each of the documents required to be delivered thereunder, are hereby approved.

           RESOLVED FURTHER, that either (a) ___________________________, as __________________ of the Corporation, acting alone, or
(b) ________________________________, as __________________ of the
Corporation, acting alone, or (c) any two officers of the Corporation, acting together, are each authorized, empowered and directed to take further action and to execute, make oath to, acknowledge and deliver, from time to time in the name and on behalf of the Corporation, and the Corporation is authorized, empowered and directed to take further action and to execute, make oath to, acknowledge and deliver, from time to time in the name and on behalf of Carlyle, such other agreements, instruments, certificates or documents and to do or to cause to be done any and all such other acts and things as such officer or officers may deem necessary, proper, appropriate or advisable to consummate the transactions contemplated by the Purchase Agreement and to carry out the intent of the forgoing resolutions, the taking of such actions to be conclusive


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     evidence that the same have been authorized and approved by the Board of Directors of the Corporation and by Carlyle.

           RESOLVED FURTHER, that, by these Resolutions, all such actions as may be necessary pursuant to the partnership agreement of Carlyle have now been taken, to authorize Carlyle's execution and delivery of the Purchase Agreement, consummation of the transactions contemplated thereby and execution and delivery of each of the documents required to be delivered thereunder, and Buyer may rely thereon.

           RESOLVED FURTHER, that all acts and things previously done and performed (or caused to be done and performed) in the name and on behalf of the Corporation and Carlyle prior to the date of these resolutions in connection with the transactions contemplated by the Purchase Agreement are hereby ratified, confirmed and approved.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation on _____________, 1998.

                            Name:  ___________________________________
                            Title:     Secretary


                           [CORPORATE SEAL]


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                   CERTIFICATE OF NON-FOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform HAHN CAPITAL CORPORATION, a California corporation ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by CARLYLE REAL ESTATE LIMITED PARTNERSHIP-VII, an Illinois limited partnership ("Carlyle"), the undersigned hereby certifies the following on behalf of Carlyle:

           1. Carlyle is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

           2.    Carlyle's U.S. employer identification number is
______________.

           3.    Carlyle's office address is:
                 CARLYLE REAL ESTATE LIMITED PARTNERSHIP-VII
                 c/o JMB Realty Corporation
                 900 North Michigan Avenue
                 Chicago, Illinois 60611-1575
                 Attn:  Mr. Glenn Emig

     Carlyle understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.


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     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and I further declare that I have authority to sign this document on behalf of Carlyle.

     Date:  April __, 1998

                            CARLYLE REAL ESTATE LIMITED PARTNERSHIP-VII,
                            an Illinois limited partnership
                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner

                                  By:
                                       Name:  _________________________
                                       Title:  ________________________

                                  By:
                                       Name:  _________________________
                                       Title:  ________________________